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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):             October 7, 2005

                              Island Pacific, Inc.
                     (formerly known as SVI Solutions, Inc.)
   __________________________________________________________________________
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
   __________________________________________________________________________
                 (State or Other Jurisdiction of Incorporation)

         0-23049                                       33-0896617
_____________________________                 _________________________________
(Commission File Number)                      (IRS Employer Identification No.)


19800 MacArthur Boulevard, Suite 1200, Irvine, California              92612
_______________________________________________________________________________
(Address of Principal Executive Offices)                             (Zip Code)

                                 (949) 476-2212
   __________________________________________________________________________
              (Registrant's telephone number, including area code)

   ___________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 1.02         TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

(a) In connection with the termination of Michael Tomczak's employment with Island Pacific, Inc. (the "Company"), as disclosed under Item 5.02(b) below, the employment agreement between Mr. Tomczak and the Company dated June 1, 2004 was terminated. The Company also terminated the employment agreement between the Company and Jeffrey Boone dated June 1, 2004 (Messrs. Tomczak's and Boone's employment agreements are collectively referred to herein as the "Employment Agreements"). Pursuant to the Employment Agreements Messrs. Tomczak and Boone will continue to receive their base compensation through June 1, 2006 as severance. In addition, Messrs. Tomczak and Boone will continue to be bound by certain confidentiality, non-solicitation and proprietary information provisions set forth in the Employment Agreements and remain subject to non-competition agreements with the Company dated June 1, 2004.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) Effective October 7, 2005, the Company terminated Mr. Tomczak's employment as its President and Chief Operating Officer.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibit No.                   Description
       -----------                   -----------
         10.1 Employment Agreement between Island Pacific, Inc. and Michael Tomczak dated June 1, 2004, incorporated by reference to
                  Exhibit 10.1 to the Company's Form 8-K filed on June 14, 2004.

         10.2 Employment Agreement between Island Pacific, Inc. and Jeffrey Boone dated June 1, 2004, incorporated by reference to Exhibit
                  10.2 to the Company's Form 8-K filed on June 14, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                        Island Pacific, Inc.

Date:   October 11, 2005                By:  /s/ Barry Schechter
                                             --------------------------
                                        Name:  Barry Schechter
                                        Title: Chief Executive Officer